UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 2003

METRON TECHNOLOGY N.V.

 (Exact name of registrant as specified in its charter)

The Netherlands	000-27863	98-0180010
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4425 Fortran Drive San Jose, California 95134
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 719-4600

Item 5.  Other Events.

On August 25, 2003, Metron Technology N.V. (“Metron”) entered into a Subscription Agreement (the “Subscription Agreement”) with certain purchasers (the “Purchasers”), under which Metron issued and sold to the Purchasers in a private placement certain convertible debentures in an aggregate principal amount of $7,000,000, bearing interest at the rate of 8% per annum and having a maturity date of February 25, 2007 (the “Debentures”), and warrants to purchase an aggregate of 812,016 of Metron’s common shares (the “Warrants”), of which 50% have an exercise price of $3.97 per share and 50% have an exercise price of $4.31 per share, and all of which are exercisable until August 25, 2007 (the “Financing”).

The Debentures are convertible into Metron’s common shares at a price of $3.79 per share. The conversion price of the Debentures is subject to anti-dilution adjustments under certain circumstances. Metron can require that the holders of the Debentures convert outstanding Debentures into Metron’s common shares under specified circumstances. The specific terms and conditions applicable to the Debentures, including the conversion price adjustment mechanisms, are as set forth in the form of 8% Convertible Debenture attached as Exhibit 4.1. The Warrants are subject to the terms and conditions set forth in the form of Common Share Warrant attached as Exhibit 10.2.

Enable Capital, LLC acted as placement agent in connection with the Financing and will receive a fee equal to $287,000, payable in cash, together with warrants to purchase an aggregate of 55,408 of Metron’s common shares.

In connection with the Financing, Metron also entered into a Registration Rights Agreement with the Purchasers pursuant to which Metron agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the common shares issuable upon conversion of the Debentures and exercise of the Warrants, as payment of interest on the Debentures and upon exercise of the Warrants. The Registration Rights Agreement is attached as Exhibit 10.3.

The press release issued by Metron on August 27, 2003 announcing the Financing is attached as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 7.  Financial Statements and Exhibits.

(a)                                  Financial statements of business acquired.  Not applicable.

(b)                                 Pro forma financial information.  Not applicable.

(c)                                  Exhibits.

Exhibit No.	Description

4.1	Form of 8% Convertible Debenture.

10.1	Subscription Agreement, dated as of August 25, 2003, by and between Metron Technology N.V. and the Purchasers.

10.2	Form of Common Share Warrant issued to the Purchasers.

10.3	Registration Rights Agreement, dated as of August 25, 2003, by and between Metron Technology N.V. and the Purchasers.

99.1	Press release of Metron Technology N.V., dated August 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRON TECHNOLOGY N.V.

Date: August 27, 2003	/s/ DOUGLAS J. MC CUTCHEON
Douglas J. McCutcheon
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

4.1	Form of 8% Convertible Debenture.

10.1	Subscription Agreement, dated as of August 25, 2003, by and between Metron Technology N.V. and the Purchasers.

10.2	Form of Common Share Warrant issued to the Purchasers.

10.3	Registration Rights Agreement, dated as of August 25, 2003, by and between Metron Technology N.V. and the Purchasers.

99.1	Press release of Metron Technology N.V., dated August 27, 2003.